Exhibit 10.2
EXECUTION COPY
AMENDMENT NO. 1 TO MASTER FRAMEWORK AGREEMENT
This AMENDMENT NO. 1 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of July 8, 2024, by and among:
Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”), as buyer (“Buyer”);
CHS Inc., a Minnesota corporation (“CHS”), CHS Capital, LLC, a Minnesota limited liability company, as sellers (each, a “Seller” and, collectively, the “Sellers”);
CHS, as agent for the Sellers (in such capacity, “Seller Agent”); and
solely for purposes of Section 5.3 hereof, CHS, as guarantor (“Guarantor”), and amends that certain Master Framework Agreement, dated as of July 11, 2023, by and among the Buyer, Sellers and Seller Agent (as amended or otherwise modified from time to time prior to the date hereof, the “Framework Agreement”, and as amended hereby, the “Amended Framework Agreement”). Each of the Buyer, the Seller Agent and each Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing Sellers with a facility under which the Buyer will enter into certain sale and repurchase agreements with each Seller with respect to Purchased Securities;
WHEREAS, Guarantor entered into the Guaranty in favor of the Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller under the Transaction Agreements; and
WHEREAS, the Parties now wish to amend the Framework Agreement as set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 5.3 hereof, Guarantor agree as follows:
1.Interpretation.
1.1.Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).

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1.2.Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.Amendment.
The definition of “Scheduled Facility Expiration Date” in Schedule I to the Framework Agreement is hereby amended and restated in its entirety to read as follows:
““Scheduled Facility Expiration Date” means August 28, 2024.”.
3.Conditions to Effectiveness.
This Amendment shall be effective as of the date hereof (the “Effective Date”) upon the Buyer’s receipt of counterparts to this Amendment executed by each of the other parties hereto.
4.Representations, Warranties and Undertakings.
4.1.Sellers. Each Seller hereby represents and warrants to the Buyer as of the date hereof (or, to the extent expressly relating to a specific prior date, as of such prior date) and after giving effect to this Amendment, each of the representations and warranties of such Seller set forth in the Framework Agreement and each other Transaction Agreement to which such Seller is a party are true and correct in all material respects, and such representations and warranties shall be deemed to include this Amendment. Each Seller further represents that it has complied with all covenants and agreements applicable to it under the Framework Agreement and each of the other Transaction Agreements to which it is a party. Each Seller further represents and warrants that no Event of Default or Potential Event of Default has occurred and is continuing, or would result from such Seller’s entry into this Amendment.
5.Miscellaneous.
5.1.Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 5.1.
5.2.Ratification. Each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Framework Agreement in any other Transaction Agreement shall be deemed to be references to the Amended Framework Agreement, and any amendment in this Amendment of a defined term in the Framework Agreement shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement.
5.3.Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations

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(as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement.
5.4.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
5.5.Expenses. All reasonable legal fees and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Sellers promptly on demand.
5.6.Transaction Agreement. This Amendment shall constitute a Transaction Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Buyer:
Coöperatieve Rabobank U.A., New York Branch
By:
 Name:
Title:

By:
 Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Master Framework Agreement]
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Seller and Seller Agent:
CHS Inc.

By:
 Name: Olivia Nelligan
Title: Executive Vice President and CFO

Seller:
CHS Capital, LLC

By:
 Name: Jedd Wennerberg
Title: President
[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Master Framework Agreement]
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Solely for purposes of Section 5.3 hereof:

Guarantor:

CHS Inc.
By:
Name:	Olivia Nelligan
Title:	Executive Vice President and CFO

[Signature Page to Amendment No. 1 to Master Framework Agreement]
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